                             LETTER OF TRANSMITTAL

                           KEY ENERGY SERVICES, INC.
                           OFFER FOR ALL OUTSTANDING
                     14% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
                14% SENIOR SUBORDINATED NOTES DUE 2009, SERIES B

     PURSUANT TO THE PROSPECTUS DATED JUNE 21, 1999, AS SUPPLEMENTED BY THE
                   PROSPECTUS SUPPLEMENT, DATED JUNE 21, 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON JULY 19, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
   TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

               DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

 BY HAND/OVERNIGHT DELIVERY:      BY REGISTERED OR CERTIFIED            BY FACSIMILE:
                                            MAIL:

     The Bank of New York            The Bank of New York               (212) 815-6339
      101 Barclay Street            101 Barclay Street, 7E
   Corporate Trust Services        New York, New York 10286         CONFIRM BY TELEPHONE:
            Window                  Reorganization Section
         Ground Level             Attn: Gertrude Jeanpierre             (212) 815-5920
    Reorganization Section
  Attn: Gertrude Jeanpierre

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges that he or she has received and reviewed the prospectus, dated June 21, 1999, as supplemented by the Prospectus Supplement dated June 21, 1999 of Key Energy Services, Inc., a Maryland corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange the issued and outstanding $150,000,000 of 14% Senior Subordinated Notes Due 2009, of the Company for a like principal amount of 14% Senior Subordinated Notes Due 2009, Series B of the Company. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus Supplement.

    For each outstanding note accepted for exchange, the holder of such note will receive a Series B note having a principal amount equal to that of the surrendered note. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the exchange agent of any extension by oral or written notice, followed by a public announcement no later than 9:00 a.m., New York City time on the next business day after the previously scheduled Expiration Date. See "The Exchange Offer--Expiration Date; Extensions; Amendments" section of the Prospectus Supplement.

    Delivery of outstanding notes is to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-- Procedures for Tendering Outstanding Notes" section of the Prospectus Supplement. Holders tendering notes will acknowledge receipt and agree to be bound by the terms of the Letter by tendering outstanding notes in accordance with DTC's automated tender offer program. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. Holders of outstanding notes who are unable to deliver confirmation of the book-entry tender of their outstanding notes into the exchange agent's account at DTC (a "Book-Entry Confirmation") on or prior to the Expiration Date, must tender their outstanding notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus Supplement. See Instruction 1.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

/ /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution which guaranteed delivery: ____________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND PROSPECTUS SUPPLEMENT AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________
                                           _____________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of outstanding notes indicated above. Subject to, and effective upon, the acceptance for exchange of the notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such notes as are being tendered hereby.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents (i) that the Series B notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Series B notes, whether or not such person is the undersigned, (ii) that neither the holder of such outstanding notes nor any such other person is engaging in, or intends to engage in, a distribution of the Series B notes, (iii) that neither the holder of such outstanding notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Series B notes and (iv) that neither the holder of such outstanding notes nor any such other person is an "affiliate," as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), contained in Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) (the "Exxon Capital Letter"), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the Series B notes issued in exchange for the outstanding notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any person, other than restricted holders, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Series B notes are acquired in the ordinary course of such holders' business and such holders are not engaged in and do not intend to engage in the distribution of such Series B notes. A restricted holder is a broker-dealer that receives Series B notes for its own account in the Exchange Offer, where the notes tendered were not acquired as a result of market-making or other trading activities, or an affiliate of the Company with the meaning of Rule 405 promulgated under the Securities Act.

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B notes.

    If the undersigned is a broker-dealer that will receive Series B notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver the prospectus in connection with any resale of such Series B notes; however, by so acknowledging and by delivering the prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Series B notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Exxon Capital Letter, the Morgan Stanley Letter, the Shearman & Sterling Letter and similar SEC no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Series B notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities Act, and (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act.

    If the undersigned or the person receiving the Series B notes covered by this letter is an affiliate (as defined under Rule 405 promulgated under the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Series B notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned.

This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus Supplement.

    The Exchange Offer is subject to certain conditions set forth in the Prospectus Supplement under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus Supplement, the Company may not be required to exchange any of the notes tendered hereby and, in such event, the outstanding notes not exchanged will be credited to an account maintained with DTC as promptly as practicable after the expiration or termination of the Exchange Offer.

    Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please credit the holder's account maintained at DTC.

    THE UNDERSIGNED, BY COMPLETING A BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT VIA DTC'S AUTOMATED TENDER OFFER PROGRAM, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH ABOVE.

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 3)

                    To be completed ONLY if outstanding notes
                not exchanged and/or Series B notes are to be credited to the account of someone other than the person or persons whose signature(s) appear(s) on this Letter.

                Issue: Series B Notes and/or outstanding notes to:

                Name(s) ________________________________________
                             (PLEASE TYPE OR PRINT)

                ________________________________________________
                             (PLEASE TYPE OR PRINT)

                Address ________________________________________

                ________________________________________________

                ________________________________________________
                                   (ZIP CODE)

                ________________________________________________
                         (COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

IMPORTANT:  A BOOK-ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY MUST
            BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
            (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON NEXT PAGE)

  DATED: _____________________________________________________________________

                    X
                    X
          SIGNATURE(S) OF OWNER                                   DATE

                              Area Code and Telephone Number

      If a holder is tendering any notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on a security position listing for the outstanding notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Tax Identification or Social Security No.: _________________________________

                              SIGNATURE GUARANTEE
                        (IF REQUESTED BY INSTRUCTION 3)

  Signature(s) Guaranteed by
  an Eligible Institution: ___________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                    (TITLE)

   __________________________________________________________________________
                                (NAME AND FIRM)

  Dated: _____________________________________________________________________
--------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                        PAYOR: KEY ENERGY SERVICES, INC.

---------------------------------------------------------------------------------------------------
                          Part 1--PLEASE PROVIDE YOUR TIN IN THE   TIN:
                          BOX AT RIGHT AND CERTIFY BY SIGNING AND  Social Security Number or
                          DATING BELOW                             Employer Identification Number

                          -------------------------------------------------------------------------
                          Part 2--TIN Applied For  / /

                          -------------------------------------------------------------------------
SUBSTITUTE                CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                  (1)  the number shown on this form is my correct Taxpayer Identification
                          Number (or I am waiting for a number to be issued to me);

Department of the         (2)  I am not subject to backup withholding either because: (a) I am
Treasury                  exempt from backup withholding, or (b) I have not been notified by the
Internal Revenue Service       Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

Payor's Request For       (3)  any other information provided on this form is true and correct.
Taxpayer Identification
Number ("TIN") and
Certification
                          SIGNATURE.............................   DATE . . . . . . . . . . . . . .
                          -------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
                          -------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments to me thereafter will be withheld until I provide the number.

                  Signature                                           Date

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                  FORMING PART OF THE TERMS AND CONDITIONS OF
              THE EXCHANGE OFFER BY KEY ENERGY SERVICES, INC. FOR
             ALL OUTSTANDING 14% SENIOR SUBORDINATE NOTES DUE 2009
      IN EXCHANGE FOR THE 14% SENIOR SUBORDINATED NOTES DUE 2009, SERIES B

1.  DELIVERY OF THIS LETTER; GUARANTEED DELIVERY PROCEDURES

    Delivery of outstanding notes is to be made by book-entry transfer to an account maintained by the exchange agent at DTC pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus Supplement. Holders tendering notes will acknowledge receipt and agree to be bound by the terms of the Letter by tendering notes via DTC's automated tender offer program. Book-Entry Confirmation must be received by the exchange agent on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

    Holders who cannot complete the procedure for book-entry transfer on a timely basis, may tender their notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus Supplement. Pursuant to such procedures, (i) the tender must be made through an Eligible Institution, (ii) prior to the Expiration Date the exchange agent must receive a properly completed and duly executed Notice of Guaranteed Delivery via the automated tender offer program, by which the tendering holder will expressly acknowledge the receipt of, and agree to be bound by, the Notice of Guaranteed Delivery, including a guarantee that book-entry confirmation will be received by the exchange agent within five business days after the Expiration Date, and (iii) book-entry confirmation must be received by the exchange agent within five business days after the Expiration Date.

    THE METHOD OF DELIVERY OF COMMUNICATIONS AND ANY REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. IT IS SUGGESTED THAT COMMUNICATIONS AND ANY REQUIRED DOCUMENTS BE DELIVERED SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT RECEIPT BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. PERSONS WHO HOLD OUTSTANDING NOTES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, OR NOMINEE AND WHO WISH TO TENDER THEIR NOTES SHOULD INSTRUCT THAT INSTITUTION TO TENDER.

2. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

    If this Letter is signed by the registered holder of the notes tendered hereby, the signature must correspond exactly with the name as it appears on the security position listing for such notes without any change whatsoever.

    When this Letter is signed by the registered holder(s) of the notes specified herein and tendered hereby, separate bond powers are not required. If, however, the Series B notes are to be issued, or any untendered outstanding notes are to be reissued, to a person other than the registered holder, then separate bond powers are required. Signatures on such bond powers must be guaranteed by an Eligible Institution.

    If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 2 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY SUCH OTHER ELIGIBLE INSTITUTION WITHIN THE MEANING OF RULE 17(A)(d)-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (COLLECTIVELY "ELIGIBLE INSTITUTIONS").

    SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF THE NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" ON THIS LETTER OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

3.  SPECIAL ISSUANCE INSTRUCTIONS

    In the case of issuance in a different name, the employer identification or social security number of the person named must be indicated. Holders tendering notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at DTC as such holder may designate.

4.  TAX IDENTIFICATION NUMBER

    Federal income tax law may require that a tendering holder whose notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt holders of outstanding notes (including among others, all corporations) are not subject to these backup withholding requirements.

    To prevent backup withholding, each tendering holder of notes should provide its correct TIN by completing the "Substitute Form W-9" set forth above, certifying that the TIN provided is correct and as to certain other matters. If the tendering holder of notes is a nonresident alien or foreign entity not subject to backup withholding, such holder should provide a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the exchange agent. If the notes are in more than one name or are not in the name of the actual owner, such holder should consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the exchange agent, for additional guidance on which TIN to report. If such holder does not have a TIN, such holder should apply for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

5.  TRANSFER TAXES

    The Company will pay all transfer taxes, if any, applicable to the transfer of notes in exchange for outstanding notes pursuant to the Exchange Offer. If however, Series B notes and/or substitute outstanding notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the notes tendered hereby, or if tendered notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of outstanding notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.  WAIVER OF CONDITIONS

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

7.  NO CONDITIONAL TENDERS

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of notes, by execution of this Letter, or by tendering the outstanding notes via DTC's automated tender offer program, as the case may be, shall waive any right to receive notice of the acceptance of their notes for exchange.

    Neither the Company, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of outstanding notes nor shall any of them incur any liability for failure to give any such notice.

8.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

    Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus, prospectus supplement and this Letter, may be directed to the exchange agent, at the address and telephone number indicated above.